Exhibit 9(ii) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K



                                   EXHIBIT A
                                       TO
                      EXCLUSIVE PLACEMENT AGENT AGREEMENT
                      AS LAST AMENDED:  DECEMBER 11, 1996

     Pursuant to the Exclusive Placement Agreement, ESI shall be Exclusive Placement Agent with respect to the following Trusts, effective as of the date indicated below:
BT Investment Portfolios:

Name of Trust                                          Date


  Liquid Assets Portfolio                              September 30, 1996
  Asset Management Portfolio II                        September 30, 1996
  Asset Management Portfolio III                       September 30, 1996
  Global High Yield Securities Portfolio               September 30, 1996
  Latin American Equity Portfolio                      September 30, 1996
  Small Cap Portfolio                                  September 30, 1996
  Pacific Basin Equity Portfolio                       September 30, 1996
  European Equity Portfolio                            September 30, 1996
  International Bond Portfolio                         September 30, 1996
  100% Treasury Portfolio                              September 30, 1996
  Growth and Income Portfolio                          September 30, 1996
  U.S. Bond Index Portfolio                            September 30, 1996
  Equity 500 Equal Weighted Index Portfolio            September 30, 1996
  Small Cap Index Portfolio                            September 30, 1996
  EAFE  Equity Index Portfolio                         September 30, 1996


  BT RetirementPlus Portfolio                          December 11, 1996
Cash Management Portfolio                              September 30, 1996
Treasury Money Portfolio                               September 30, 1996
Tax Free Money Portfolio                               September 30, 1996
International Equity Portfolio                         September 30, 1996
Utility Portfolio                                      September 30, 1996
Equity 500 Index Portfolio                             September 30, 1996
Short/Intermediate U.S. Government
     Securities Portfolio                              September 30, 1996
Asset Management Portfolio                             September 30, 1996
Capital Appreciation Portfolio                         September 30, 1996
Intermediate Tax Free Portfolio                        September 30, 1996



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